MFS(R) Variable Insurance Trust

MFS(R) CAPITAL OPPORTUNITIES SERIES       MFS(R) NEW DISCOVERY SERIES
MFS(R) EMERGING GROWTH SERIES             MFS(R) RESEARCH BOND SERIES
MFS(R) GLOBAL EQUITY SERIES               MFS(R) RESEARCH INTERNATIONAL SERIES
MFS(R) HIGH INCOME SERIES                 MFS(R) RESEARCH SERIES
MFS(R) INVESTORS GROWTH STOCK SERIES      MFS(R) STRATEGIC INCOME SERIES
MFS(R)  INVESTORS TRUST SERIES            MFS(R) TOTAL RETURN SERIES
MFS(R) MID CAP GROWTH SERIES              MFS(R) UTILITIES SERIES
MFS(R) MONEY MARKET SERIES                MFS(R) VALUE SERIES

                        Supplement to Current Prospectus


This prospectus supplement supersedes and replaces the series' prospectus supplement dated May 3, 2005.

Effective immediately, the following replaces the information on the back cover of each prospectus regarding how to obtain shareholder reports, the SAI and other information about the funds, and references otherwise contained in the prospectus to the addresses of MFS Service Center, Inc. are changed accordingly:

To get free copies of the annual/semiannual reports, the SAI and other information about the funds, and to make inquiries about the funds, please contact the Insurance or Annuity company through which you have purchased your contract or:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116
         Telephone:  1-800-637-8730
         Internet:  mfs.com

Effective immediately, the following is added to the prospectus:

Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough
v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA) and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v.

Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005, the defendants filed separate motions to dismiss all claims of the various lawsuits. The parties continue to brief the issues for the courts and various hearing dates have been scheduled. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.



                The date of this supplement is November 1, 2005.